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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               September 17, 2002
                               ------------------
                Date of Report (Date of earliest event reported)


                         DESTINY MEDIA TECHNOLOGIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



COLORADO                       0-028259           84-1516745
--------                       --------           ----------
(State or other jurisdiction   (Commission File   (IRS Employer
of incorporation)              Number)            Identification No.)




1055 West Hastings Street, Suite 1040
Vancouver,  British  Columbia, Canada          V6E  2E9
(Address of principal executive offices)      (Zip Code)



                                  604-609-7736
                                  ------------
               Registrant's telephone number, including area code



                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

None.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

None.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

None.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

None.


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

Destiny Media Technologies Inc. (the "Company") announced on September 17, 2002 that it has been granted permission to begin trading on the Third Market Segment of the Berlin Stock Exchange starting on Friday, September 20, 2002. A copy of the Company's press release dated September 17, 2002 is attached as an exhibit to this Current Report on Form 8-K.


ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

None.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.

None.

(b)     Pro  forma  Financial  Information.

None.

(c)     Exhibits.

  Exhibit     Description
  -------     -----------
  99.1        Press  Release  dated  September  17,  2002


ITEM  8.  CHANGE  IN  FISCAL  YEAR

None.

ITEM  9.  REGULATION  FD  DISCLOSURE

None.


                                                           2

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DESTINY  MEDIA  TECHNOLOGIES  INC.

Date:  September  30,  2002
                                   By: /s/ Steve  Vestergaard
                                      ---------------------------
                                      Steve  Vestergaard
                                      President  and  CEO